                                                                   Exhibit 10.18

                                    CONSENT

     THIS CONSENT (this "Consent"), dated as of October 5, 2001, to the Credit
                         -------
Agreement referenced below, is by and among Navigant International, Inc., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower
                           --------
identified on the signature pages hereto (the "Guarantors"), the Lenders
                                               ----------
identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent. Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                              W I T N E S S E T H

     WHEREAS, a $150 million credit facility has been extended to the Borrower pursuant to the terms of that Amended and Restated Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of August 6,
                                     ----------------
1999 among the Borrower, the Guarantors, the Lenders, U.S. Bank National Association, as Syndication Agent, KeyBank National Association, as Documentation Agent, and Bank of America, N.A., as Administrative Agent;

     WHEREAS, the Borrower has requested a consent under the Credit Agreement;
and

     WHEREAS, the Required Lenders have agreed to the requested consent on the terms and conditions set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Consent of the Required Lenders.
          -------------------------------

     (a)  Section 7.9(a). Section 7.9(a) of the Credit Agreement provides that
          --------------
the Consolidated Leverage Ratio as of the end of each fiscal quarter shall not be greater than 2.50:1.0. The Required Lenders hereby consent and agree that, notwithstanding Section 7.9(a) of the Credit Agreement, (a) the Consolidated Leverage Ratio as of the end of the fiscal quarter ending September 30, 2001 shall not be greater than 3.75:1.0 and (b) no Default or Event of Default shall occur under Section 7.9(a) for the fiscal quarter ending September 30, 2001 unless the Consolidated Leverage Ratio as of the end of such quarter is greater than 3.75:1.0.


     (b)  Section 7.9(e).  Section 7.9(e) of the Credit Agreement provides that
          --------------
the ratio of Consolidated Debt (as defined in the Note Purchase Agreement on the Third Amendment Date) to Consolidated EBITDA (as defined in the Note Purchase Agreement on the Third Amendment Date) as of the end of each fiscal quarter shall not be greater than 2.75:1.0. The Required Lenders hereby consent and agree that, notwithstanding Section 7.9(e) of the Credit Agreement, (a) the ratio of Consolidated Debt (as defined in the Note Purchase Agreement on the Third Amendment Date) to Consolidated EBITDA (as defined in the Note Purchase Agreement on the Third Amendment Date) shall not be greater than 3.75:1.0 and
(b) no Default or Event of Default shall occur under Section 7.9(e) for the fiscal quarter ending September 30, 2001 unless the ratio of Consolidated Debt (as defined in the Note Purchase Agreement on the Third Amendment Date) to Consolidated EBITDA (as defined in the Note Purchase Agreement on the Third Amendment Date) as of the end of such quarter is greater than 3.75:1.0.

     2.   Covenants of the Borrower.  In consideration of the consent of the
          -------------------------
Required Lenders set forth above, the Borrower hereby covenants and agrees that, notwithstanding Section 8.4(c) and Section 8.10 of the Credit Agreement, the Borrower will not at any time prior to January 1, 2002 (a) make any cash payments (including, without limitation, the proceeds of any Loans) to acquire all or any portion of
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the capital stock or other ownership interest in, or all or any substantial portion of the assets, property and/or operations of, any Person (except cash payments made to satisfy earn-out obligations to the extent funded exclusively from the revenues of the acquired Person or from assets or operations acquired from a Person shall not be prohibited hereunder) or (b) make or permit any cash payments (including, without limitation, the proceeds of any Loans) to repurchase any Capital Stock of the Borrower.

     3.  Conditions Precedent.  This Consent shall be effective as of the date
         --------------------
set forth above upon receipt by the Administrative Agent of multiple counterparts of this Consent executed by the Borrower, the Guarantors and the Required Lenders.

     4.  Reaffirmation of Representations and Warranties.  The Borrower hereby
         -----------------------------------------------
affirms that the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct as of the date hereof (except those which expressly relate to an earlier period).

     5.  Reaffirmation of Guaranty. Each Guarantor (i) acknowledges and consents
         -------------------------
to all of the terms and conditions of this Consent, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Consent and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

     6.  No Other Changes.  Except as modified hereby, all of the terms and
         ----------------
provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

     7.  Counterparts. This Consent may be executed in any number of
         ------------
counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Consent to produce or account for more than one such counterpart.

     8.  Governing Law. This Consent shall be deemed to be a contract made
         -------------
under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

                 [Remainder of Page Intentionally Left Blank]

                                       2
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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

BORROWER:                               NAVIGANT INTERNATIONAL, INC.,
--------                                a Delaware corporation

                                        By:_________________________
                                        Name:  Eugene A. Over, Jr.
                                        Title: Vice President

GUARANTORS:                             AKRA TRAVEL, INC.,
----------                              a Florida corporation
                                        ARRINGTON TRAVEL CENTER, INC.,
                                        an Illinois corporation
                                        ASSOCIATED TRAVEL SERVICES, LLC,
                                        a Delaware limited liability company
                                        BOWERS WORLDWIDE TRAVEL SERVICES, INC.,
                                        an Arizona corporation
                                        COUCH/MOLLICA TRAVEL, LTD.,
                                        a Pennsylvania corporation
                                        CORNERSTONE ENTERPRISES, INC.,
                                        a Massachusetts corporation
                                        DAWSON'S TRAVEL, INC.,
                                        a California corporation
                                        DOLLINGER TRAVEL, INC.,
                                        a New York corporation
                                        ENVISION VACATIONS, INC.,
                                        a Michigan corporation
                                        EVANS TRAVEL GROUP, INC.,
                                        a Louisiana corporation
                                        EVANS VACATIONS, INC.,
                                        a Delaware corporation
                                        FIRST TRAVELCORP, INC.,
                                        a North Carolina corporation
                                        FORBES TRAVEL SERVICE, INC.,
                                        a Pennsylvania corporation
                                        INTERNATIONAL TRAVEL RESOURCES, INC.,
                                        a Georgia corporation
                                        LOVEJOY-TIFFANY & ASSOCIATES, INC.,
                                        a Michigan corporation

                                        By: _________________________
                                        Name:  Eugene A. Over, Jr.
                                        Title: Vice President of each
                                               of the foregoing Guarantors

                          [Signature Pages Continue]
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                            MCGREGOR TRAVEL MANAGEMENT, INC.,
                            a Connecticut corporation
                            MORAN TRAVEL BUREAU, INC.,
                            a Massachusetts corporation
                            MTA, INC.,
                            a Washington corporation
                            NAVIGANT INTERNATIONAL U.K. HOLDINGS, INC.
                            a Delaware corporation
                            NAVIGANT CRUISE CENTER, INC.,
                            a Delaware corporation
                            PROFESSIONAL TRAVEL CORPORATION,
                            a Colorado corporation
                            SIMMONS ASSOCIATES, INC.,
                            a Virginia corporation
                            TRAVEL CONSULTANTS, INC.,
                            a Michigan corporation
                            TRAVELCORP., INC.,
                            a Minnesota corporation
                            WORLD EXPRESS TRAVEL, INC.,
                            an Alaska corporation

                            By:_________________________
                            Name:  Eugene A. Over, Jr.
                            Title: Vice President of each
                                   of the foregoing Guarantors

                            ATLAS TRAVEL SERVICES, LP,
                            a Texas limited partnership

                            By:    ATLAS TRAVEL GP, INC.,
                                   a Texas corporation

                                   By:________________________________
                                   Name:  Eugene A. Over, Jr.
                                   Title: Vice President

                          [Signature Pages Continue]
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LENDERS:                      BANK OF AMERICA, N.A.,
------- in its capacity as Administrative Agent and in its individual capacity as a Lender

                              By: _________________________
                              Name:
                              Title:

                              U.S. BANK NATIONAL ASSOCIATION

                              By: _________________________
                              Name:
                              Title:

                              KEYBANK, N.A.

                              By: _________________________
                              Name:
                              Title:

                              THE BANK OF NOVA SCOTIA

                              By: _________________________
                              Name:
                              Title:

                              BANK ONE, COLORADO, N.A.

                              By: _________________________
                              Name:
                              Title:

                              UNION BANK OF CALIFORNIA

                              By: _________________________
                              Name:
                              Title: